5,085,000 Shares

                              DT INDUSTRIES, INC.

                          Common Stock, $.01 par value


                             UNDERWRITING AGREEMENT

                                                               November 25, 1996


CS FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SCHRODER WERTHEIM & CO. INCORPORATED
  As Representatives of the Several Underwriters,
  c/o CS First Boston Corporation
               Eleven Madison Avenue,
               New York, N.Y. 10010

Dear Sirs:

     1. Introductory. DT Industries, Inc., a Delaware corporation ("Company"), proposes to issue and sell 1,800,000 shares, and the stockholders listed in Schedule A attached hereto ("Selling Stockholders") propose severally to sell an aggregate of 2,268,000 outstanding shares, of the Company's Common Stock, $.01 par value (the "Securities") (such 4,068,000 shares of Securities being hereinafter referred to as the "U.S. Firm Securities"), to the several Underwriters named in Schedule B hereto ("Underwriters"). Such offering and sale by the Company and the Selling Stockholders are hereinafter referred to as the "U.S. Offering."

     It is understood that the Company and the Selling Stockholders are concurrently entering into a Subscription Agreement, dated the date hereof ("Subscription Agreement"), with CS First Boston Limited ("CSFBL"), Morgan Stanley & Co. International Limited and J. Henry Schroder & Co. Limited, and the other managers named therein (the "Managers") relating to the concurrent offering and sale of 1,017,000 shares of Securities ("International Firm Securities") outside the United States and Canada ("International Offering"), of which 450,000 Shares will be offered by the Company and 567,000 Shares will be offered by the Selling Stockholders.

     In addition, as set forth below (i) the Company proposes to issue and sell to the Underwriters, at the option of CS First Boston Corporation ("CSFBC"), an aggregate of not more than 250,000 additional shares of Securities and the Selling Stockholders also propose to sell to the Underwriters, at the option of CSFBC, an aggregate of not more than 360,200 additional outstanding shares of Securities (such 610,200 additional shares of

Securities being hereinafter referred to as the "U.S. Optional  Securities") and
(ii) the Company proposes to issue and sell to the Managers, at the option of CSFBL, an aggregate of not more than 62,500 additional shares of Securities and the Selling Stockholders also propose to sell to the Managers, at the option of CSFBL, an aggregate of not more than 90,050 additional outstanding shares of Securities (such 152,550 additional shares of Securities being hereinafter referred to as the "International Optional Securities"). The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities"; the U.S. Optional Securities and the International Optional Securities are hereinafter called the "Optional Securities." The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities." To provide for the coordination of their activities, the Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

     The Company and the Selling Stockholders hereby agree with the several Underwriters as follows:

     2.   Representations   and  Warranties  of  the  Company  and  the  Selling
Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

          (i) A registration statement (No. 333-14955) relating to the Offered Securities, including a form of prospectus relating to the U.S. Securities and a form of prospectus relating to the International Securities being offered in the International Offering, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or
     (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the U.S. Securities and the form of prospectus relating to the International Securities, each as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in each such prospectus, are hereinafter referred to as the "U.S. Prospectus" and the "International Prospectus," respectively, and collectively as the "Prospectuses." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration
     Statement each conforms, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or either of the Prospectuses based upon (i) written information furnished to the Company by any Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof, and (ii) written information furnished to the Company by any Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

          (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing, as the case may be, will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (iv) Each subsidiary of the Company that is a "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X of the Commission) or that is listed on Exhibit I hereto (each of the foregoing being referred to as a "Significant Subsidiary") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except with respect to such subsidiaries and jurisdictions where the failure to be so qualified or in good standing, as the case may be, will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except insofar as such stock has been pledged, pursuant to credit agreements filed with the Commission, to secure obligations of the Company and its subsidiaries to their respective senior lenders, as set forth on Exhibit II hereto.

          (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered
     Securities have been delivered and paid for in accordance with this Agreement and the Subscription Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectuses; and the stockholders of the Company have no preemptive rights with respect to the Securities.

          (vi) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter or Manager for a brokerage commission, finder's fee or other like payment as a result of any of the transactions contemplated by this Agreement.

          (vii) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person granting such

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

     person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (viii) The Securities are listed on The Nasdaq Stock Market's National Market.

          (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made, or are required to be made, under the Act and such as may be required under state or foreign securities laws.

          (x) The execution, delivery and performance of this Agreement and the Subscription Agreement, and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except with respect to such breaches, violations and defaults which, individually or in the aggregate with other breaches, violations and defaults, will not affect the transactions contemplated hereby and will not have a material adverse effect on or the Company and its subsidiaries, taken as a whole; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Subscription Agreement, respectively.

          (xi) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company.

          (xii) Except as disclosed in the Prospectuses and except for statutory liens for sums not yet due or which are being contested in good faith in appropriate proceedings, the Company
     and  its  subsidiaries  have  good   and  marketable  title   to  all  real
     properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and except as disclosed in the Prospectuses or as will not have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates or permits will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that may be reasonably expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, the loss of which may reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (xvi) Except as disclosed in the Prospectuses, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim may reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

          (xvii) Except as disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, may reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or may reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

          (xviii) The financial statements included in each Registration Statement and the Prospectuses present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly, in all material respects, the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (xix) Except as disclosed in the Prospectuses, since the date of the latest audited financial statements included in the Prospectuses there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectuses, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940.

          (xxi) Neither the Company nor any of its subsidiaries does business with the government of Cuba or with any person located in Cuba within the meaning of Section 517.075, Florida Statutes, and the Company agrees to comply with such

     Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

          (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

          (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and the Subscription Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and, upon the delivery of and payment for the Offered Securities on each Closing Date hereunder, such Selling Stockholder will convey to the several Underwriters and Managers valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each does not include, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will not include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or Prospectus are based on written information furnished to the Company by such Selling

     Stockholder specifically for use therein, it being understood and agreed that the only such information is that described in Section 7(b) hereof.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of U.S. $32.95 per share, that number of U.S. Firm Securities (rounded up or down, as determined by CSFBC in its discretion, in order to avoid fractions) obtained by multiplying 1,800,000 U.S. Firm Securities in the case of the Company and the number of U.S. Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of U.S. Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of U.S. Firm Securities.

     Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders have been placed in custody, for delivery under this Agreement and the Subscription Agreement, under Custody Agreements made with Boatmen's Trust Company, as custodian ("Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder and the Managers under the Subscription Agreement, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder and thereunder shall not terminate by operation of law, whether by the death of any individual Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, of if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities under this Agreement and the Subscription Agreement, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Subscription Agreement as if such death or other event or termination had not occurred, regardless of whether or not the custodian shall have received notice of such death or other event or termination.

     The Company and the Custodian will deliver the U.S. Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price by wire transfer of immediately available funds to the Company at a bank reasonably acceptable to CSFBC in the case of 1,800,000 Firm Securities and by wire transfer of immediately available funds to the Custodian at a bank reasonably acceptable to CSFBC in the case of 2,268,000 Firm Securities, at the office of Dickstein Shapiro Morin & Oshinsky LLP ("Dickstein Shapiro"), at 10:00 A.M., New York time, on December 2, 1996, or at such other time not later than seven  full  business  days  thereafter  as  CSFBC  and  the Company  determine,
such   time   being   herein   referred   to   as   the  "First  Closing  Date".

For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the U.S. Offering and the International Offering. The certificates for the U.S. Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of CSFBC at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectuses, the Underwriters may purchase all or less than all of the U.S. Optional Securities at the purchase price per Security to be paid for the U.S. Firm Securities. The Company and the Selling Stockholders agree, severally and not jointly, to sell the respective number of U.S. Optional Securities determined as follows: first, the Company shall sell the number of U.S. Optional Securities specified in such notice, or such lesser number of Securities as shall bring the total number of Optional Securities sold by the Company to 312,500 and then, after the Company has sold all of such 312,500 Optional Securities, each Selling Stockholder shall sell the respective number of U.S. Optional Securities obtained by multiplying (a)(i) the number of U.S. Optional Securities specified in such notice, less (ii) the number of U.S. Optional Securities sold by the Company pursuant to such notice by (b) a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholder in Schedule A hereto under the caption "Number of U.S. Optional Securities to be Sold" and the denominator of which is the total number of U.S. Optional Securities to be sold by the Selling Stockholders (subject to adjustment by CSFBC to eliminate fractions). Such U.S. Optional Securities shall be purchased from the Company and each Selling Stockholder for the account of each Underwriter in the same proportion as the number of U.S. Firm Securities set forth opposite such Underwriter's name bears to the total number of U.S. Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the U.S. Firm Securities. No Optional Securities shall be sold or delivered unless the U.S. Firm Securities and the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC, on behalf of the Underwriters and the Managers, to the Company and the Selling Stockholders. It is understood that CSFBC is authorized to make payment for and accept delivery of such Optional Securities on behalf of the Underwriters and Managers pursuant to the terms of CSFBC's instructions to the Company.

     Each  time  for  the  delivery   of  and  payment  for  the  U.S.  Optional
Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The

Company and the Custodian will deliver the U.S. Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor by wire transfer of immediately available funds to the Company at a bank reasonably acceptable to CSFBC in the case of Optional Securities sold by the Company and by wire transfer of immediately available funds to the Custodian at a bank reasonably acceptable to CSFBC in the case of Optional Securities sold by the Selling Stockholders, at the above office of Dickstein Shapiro. The certificates for the U.S. Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CSFBC at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Under-writers propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus.

     5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file each of the Prospectuses with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, which consent will not be unreasonably withheld, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

          (b) The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time either Prospectus is printed and distributed to any Underwriter or Manager, or will make such filing at such later date as shall have been consented to by CSFBC.

          (c) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or either of the related prospectuses or the Initial Registration Statement, the Additional Registration Statement (if any) or either of the Prospectuses and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of a
     Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (d) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter, Manager or dealer, any event occurs as a result of which either or both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's prior consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (e) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earning statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (f) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus relating to the U.S. Securities, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the U.S. Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The U.S. Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available.

     The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

          (g)  The  Company  will arrange for the  qualification  of the Offered
     Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (h) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (I) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (i) For a period of 90 days after the date of the initial public offering of the Offered Securities (the "Lock-Up Period"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except grants of restricted stock or stock options to employees pursuant to the terms of a plan in effect on the date hereof (provided that any such restricted stock or stock options shall not by their terms vest or be exercisable or transferable during the Lock-Up Period) or the issuance of stock pursuant to the exercise of any employee stock options outstanding on the date hereof.

          (j) The Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement and for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the Underwriters.

          (k)  Each Selling  Stockholder agrees to deliver to CSFBC,  attention:
     Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (l) Each Selling Stockholder, other than the Fox Family Foundation, agrees, for the Lock-Up Period, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the U.S. Firm Securities on the First Closing Date and the U.S. Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial
     Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                      (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                      (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectuses; or

                      (C) for the period from the closing date of the latest income statement included in the Prospectuses to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or net operating income or in the total or per share amounts of consolidated income before extraordinary items or net income;

except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

               (iv) on the basis of a reading of the unaudited pro forma financial statements included in the Registration Statement, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited pro forma financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

               (v) they have compared specified dollar amounts (or percent-ages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "Prospectuses" shall mean the prospectuses included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectuses shall be deemed included in the Registration Statements for purposes of this subsection.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time either Prospectus is printed and distributed to any Underwriter or Manager, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, each of the Prospectuses shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries taken as a whole which, in the reasonable judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or, New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Dickstein Shapiro, counsel for the Company and the Selling Stockholders, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and, to the knowledge of such counsel, the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except such jurisdictions where the failure of the Company to be so qualified or in good standing, as the case may be, will not, individually or in the aggregate, have a material adverse effect on the Company, and its subsidiaries, taken as a whole;

               (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and, upon payment therefor by the Underwriters and Managers as provided herein and in the Subscription Agreement, will be validly issued, fully paid and nonassessable; the Offered Securities conform in all material respects to the description thereof contained in the Prospectuses; and the stockholders of the Company have no preemptive rights with respect to the Securities created by or under the Company's Certificate of Incorporation or Bylaws, Delaware state law or any agreements, instruments or understandings of which such counsel has knowledge;

               (iii) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940.

               (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance or sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state or foreign securities laws;

               (vi) The execution, delivery and performance of this Agreement and the Subscription Agreement and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any material agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject (except, in the case of subsidiaries of the Company, with respect to such breaches, violations and defaults which, individually or in the aggregate, will not affect the transactions contemplated hereby and will not have a material adverse effect on the Company and its subsidiaries, taken as a whole), or the charter or by-laws of the Company or any such subsidiary; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Subscription Agreement;

               (vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, each of the Prospectuses either were filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or were included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and each of the Prospectuses, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that either of the Prospectuses or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectuses of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectuses which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectuses or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectuses; and

               (viii) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company.

               (ix) Each Selling Stockholder has record ownership and, to such counsel's knowledge, beneficial ownership of the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and has the legal right, power and authority to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling
          Stockholder on such Closing Date hereunder; and, assuming that the Underwriters and the managers are "bona fide purchasers" (as such term is defined under Section 8-302 of the New York Uniform Commercial
          Code), upon delivery of the certificates for the Offered Securities to be sold by each Selling Stockholder against payment therefor, the several Underwriters and the Managers will have acquired valid title to the Offered Securities purchased by them from the Selling
          Stockholders on such Closing Date under this Agreement and the Subscription Agreement free and clear of any security interest or "adverse claims" within the meaning of Section 8-302 of the New York Uniform Commercial Code;

               (x) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Custody Agreement, this Agreement or the Subscription Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under state or foreign securities laws;

               (xi)   The execution, delivery and performance of this Agreement, the Subscription Agreement and the Custody Agreement and sale of the Offered Securities by the Selling Stockholders will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order known to such counsel of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of their properties or any agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or charter or by-laws of any Selling Stockholder which is a corporation, partnership agreement of any Selling Stockholder which is a partnership, operating agreement of any Selling Stockholder which is a limited liability company or trust agreement of any Selling Stockholder which is a trust, except such breaches or violations as will not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to perform its obligations hereunder and will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (xii) The Power of Attorney and related Custody Agreement with respect to each Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

               (xiii) This Agreement, the Subscription Agreement and the Custody Agreement have been duly authorized, executed and delivered by each Selling Stockholder.

          (e) The Representatives shall have received from Katten Muchin & Zavis, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectuses and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any Underwriter or Manager; and, subsequent to the respective date of the most recent financial statements in the Prospectuses, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

          (g) The Representatives shall have received a letter, dated such Closing Date, of Price Waterhouse LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

          (h) On such Closing Date, the Managers shall have purchased the International Firm Securities or the International Optional Securities, as the case may be, pursuant to the Subscription Agreement.

          (i) On the Effective Date, the Representatives shall have received agreements from each of the Company's directors and executive officers to the effect that they will not, for the Lock-Up Period, offer, sell contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages  or  liabilities  (or  actions  in  respect  thereof)  arise  out  of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or  defending  any  such  loss,  claim,  damage,  liability  or  action  as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (C) below and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus, if required by the Act, if the Company had previously furnished copies thereof to such Underwriter.

     (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, and will reimburse each Underwriter or the Company for any legal or other expenses reasonably incurred by such Underwriter or the Company, respectively, in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred it being understood and agreed that the only information furnished by any Selling Stockholder consists of information concerning such Selling Stockholder set forth under the caption "Principal and Selling Stockholders" and in the first paragraph under the caption "Risk Factors -- Surrender of Voting Control by Controlling Stockholders" in the Prospectuses; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any  of  such  documents  in  reliance  upon  and  in  conformity  with  written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus, if required by the Act, if the Company had previously furnished copies thereof to such Underwriter.

     (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the U.S. Prospectus furnished on behalf of each Underwriter: the last paragraph on the bottom of the cover page concerning the terms of the offering by the Underwriters; the legends concerning over-allotments, stabilizing and passive market making on the inside front cover page; the concession and reallowance figures appearing in the fifth paragraph under the caption "Underwriting"; and the information contained in the sixth, seventh and eighth paragraphs under the caption "Underwriting."

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the U.S. Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the
Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f)  The  obligations   of  the  Company   and   the  Selling  Stockholders
under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act and to each person, if any, who controls any Selling Stockholder within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase U.S. Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of U.S. Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements  satisfactory to the Company and the Selling  Stockholders  for the
purchase of such U.S. Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of U.S. Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such U.S. Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to U.S. Securities after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Securities or any U.S. Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the U.S. Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any U.S. Securities
have   been   purchased  hereunder  the   representations   and   warranties  in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (ii),
(iii) or (iv) of Section 6(c) or the failure solely of the condition set forth in Section 6(h) due to the occurrence of any event specified in 6(c)(i) of the Subscription Agreement, the Company and the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o CS First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Corporate Centre, Suite 2-300, 1949 E. Sunshine, Springfield, Missouri 65804, Attention: Stephen J. Gore, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to Samuel A. Hamacher at 7701 Forsyth Boulevard, St. Louis, Missouri 63105 and to Matthew G. Maloney at 2101 L Street N.W., Washington, DC 20037; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives joint or by CSFBC will be binding upon all the Underwriters. Samuel A. Hamacher and Matthew G. Maloney will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Samuel A. Hamacher or Matthew G. Maloney will be binding upon all the Selling Stockholders.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    DT INDUSTRIES, INC.



                                    By     /s/ Bruce P. Erdel
                                       -----------------------------------------
                                    Name   Bruce P. Erdel
                                    Title  VP-Finance


                                    THE SELLING STOCKHOLDERS NAMED IN SCHEDULE A
                                    ATTACHED HERETO, ACTING SEVERALLY


                                    By /s/ Matthew G. Maloney
                                       -----------------------------------------
                                                  Attorney-in-fact



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     CS FIRST BOSTON CORPORATION
     MORGAN STANLEY & CO. INCORPORATED
     SCHRODER WERTHEIM & CO. INCORPORATED

          Acting on behalf of themselves and
          as the Representatives of the several
          Underwriters


          By  CS FIRST BOSTON CORPORATION


          By     /s/ Leslie K. Coote
             ---------------------------------
          Name   Leslie K. Coote
          Title  Associate

                                   SCHEDULE A


                                 NUMBER OF U.S. FIRM     NUMBER OF U.S. OPTIONAL
SELLING STOCKHOLDER             SECURITIES TO BE SOLD     SECURITIES TO BE SOLD
-------------------             ---------------------    -----------------------

Peer Investors L.P.                  1,552,490                  253,091

Peer Investors II L.P.                 270,992                   44,178

Fox Family Foundation                  268,000                   40,200

Harbour Group II Management
Co.                                    139,438                   22,731

Harbour Group Investments II,
L.P.                                    37,080                        0

                                     ---------                  -------

                                     2,268,000                  360,200
                                     =========                  =======

                                   SCHEDULE B

                                                                 NUMBER OF
                                                            U.S. FIRM SECURITIES
          UNDERWRITER                                         TO BE PURCHASED
          -----------                                       --------------------

CS First Boston Corporation ............................         876,000
Morgan Stanley & Co. Incorporated ......................         876,000
Schroder Wertheim & Co. Incorporated ...................         876,000
Adams, Harkness & Hill, Inc. ...........................          60,000
Arnhold and S. Bleichroeder, Inc. ......................          60,000
Robert W. Baird & Co. Incorporated .....................          60,000
George K. Baum & Company ...............................          60,000
Alex. Brown & Sons Incorporated ........................         120,000
Dresdner Kleinwort Benson North America LLC ............         120,000
A.G. Edwards & Sons, Inc. ..............................         120,000
EVEREN Securities, Inc. ................................         120,000
Hambrecht & Quist LLC ..................................         120,000
Huntleigh Securities Corporation .......................          60,000
Invemed Associates, Inc. ...............................         120,000
Edward D. Jones & Co., L.P. ............................          60,000
Oppenheimer & Co., Inc. ................................         120,000
The Robinson-Humphrey Company, Inc. ....................          60,000
Stephens Inc. ..........................................         120,000
Stifel, Nicolaus & Company, Incorporated ...............          60,000
                                                               ----------

                    Total                                      4,068,000
                                                               =========

     The  following   page   contains  a  list  of  Exhibits   which  have  been
intentionally omitted by the Registrant pursuant to Item 601(b)(2) of Regulation S-K.

     A copy of any omitted Exhibit will be provided to the Securities and Exchange Commission upon request.

Exhibit I  - Significant Subsidiaries
Exhibit II - Pledges of Stock of Significant Subsidiaries